SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN A PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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THE WORLD FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TOREADOR INTERNATIONAL FUND
a series of
THE WORLD FUNDS, INC.

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 527-9525

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (“the Meeting”) of the Toreador International Fund, a series of The World Funds, Inc. (the “Company”). The Meeting is scheduled for December 12, 2012. If you are a shareholder of record of the Fund as of the close of business on November 9, 2012 you are entitled to vote at the Meeting, and any adjournment of the Meeting, on a proposal to approve a new investment advisory agreement for the Fund (the “Proposal”).

The Proposal relates to shareholder consideration of a new investment advisory agreement (“New Agreement”) between the Company, on behalf of the Fund, and Toreador Research & Trading, LLC (“Toreador”), the proposed investment adviser to the Fund. This New Agreement is proposed to have a reduction in advisory fees, and otherwise will not be materially different from, the old advisory agreement (the “Old Agreement”) between the Company, on behalf of the Fund, and its former adviser.

At a special meeting held on August 22-23, 2012, the Board of Directors of the Company reviewed and approved the New Agreement to take effect subject to shareholder approval of the New Agreement. Pursuant to approval of an Interim Investment Advisory Agreement by the Board, Toreador has commenced acting as the Fund’s investment adviser at its cost. Based on information that the Board received from Toreador, the Board concluded that it is in the best interests of shareholders to approve the New Agreement and recommended that the New Agreement be submitted to shareholders for approval. To help you further understand the New Agreement, we have enclosed a Questions & Answers section that provides an overview of the New Agreement.

More specific information about the Proposal is contained in the proxy statement, which you should consider carefully.

The Board of Directors of The World Funds, Inc. has unanimously approved the Proposal and recommends that you vote FOR the Proposal as described in the proxy statement.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund or a service provider of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 800-527-9525.

Sincerely,

John Pasco
John Pasco, III, Chairman

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience here is a brief overview of the matter affecting the Toreador International Fund (the “Fund”),a series of The World Funds, Inc. (the “Company”) that requires a shareholder Vote.

QUESTIONS AND ANSWERS

Question:	Why am I receiving this proxy statement?

Answer:

You are receiving these proxy materials – a booklet that includes the proxy statement and a proxy card – because you have the right to vote on this important proposal concerning your investment in the Fund (the “Proposal”).

Question:	What is happening?

Answer:

The Proposal relates to shareholder consideration of a new investment advisory agreement (“New Agreement”) between the Company, on behalf of the Fund, and Toreador Research & Trading, LLC. (“Toreador”), the proposed investment adviser to the Fund. This New Agreement is proposed to have a reduction in advisory fees, and otherwise will not be materially different from, the old advisory agreement (the “Old Agreement”).

The New Agreement requires the approval of both the Board of Directors of the Company (the “Board”) and the shareholders of the Fund.

Question:	Why Am I Being Asked to Vote on a New Advisory Agreement?

Answer:

The previous advisor to the Fund resigned effective August 2, 2012. The Board, on August 2, 2012, approved Toreador to act as the interim investment advisor to the Fund. At a special meeting held on August 22-23, 2012, the Board of Directors of the Company reviewed and approved the New Agreement. The New Agreement also requires approval of the Fund’s shareholders.

Except for the time periods covered by the agreements, there are no material differences between the New Agreement with Toreador and the Old Agreement with the previous adviser, with the exception of a reduction in advisory fees. If approved by shareholders, the New Agreement will take effect upon the change of control.

Question:	If shareholders approve the new Advisory Agreement, when will Toreador commence its investment services?

Answer:	Pursuant to approval of an Interim Investment Advisory Agreement by the Board, Toreador has commenced acting as the investment adviser to the Fund at its cost.

Question:	What Happens If the New Agreement Is Not Approved?

Answer:

In the event shareholders of the Fund do not approve the New Agreement, the Board of Directors will be forced to liquidate the assets of the Fund and return them to shareholders after paying wind-up Fund expenses.

Question:	How do the Directors suggest that I vote?

Answer:

After careful consideration, the Directors unanimously recommend that you vote “FOR” the Proposal. Please see “Board Recommendations” for a discussion of the Board’s considerations in making its recommendation.

Question:	Will my vote make a difference?

Answer:

Yes. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the Fund governance. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Question:	I’m a small investor. Why should I bother to vote?

Answer:	Every vote is important. If enough shareholders do not vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again.

Question:	How do I place my vote?

Answer:

You may provide the Fund with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call shareholder services at 800-527-9525.

Question:	What if I am not in favor of the Proposal, but such Proposal is approved by the requisite vote?

Answer:	Any proposal will be effective upon appropriate approval. If you view such action as negatively affecting your investment framework, then you may redeem your Fund shares.

Question:	Whom do I call if I have questions?

Answer:	We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 800-527-9525 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

TOREADOR INTERNATIONAL FUND
a series of
THE WORLD FUNDS, INC.

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 527-9525

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 2012

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Toreador International Fund (the “Fund”), a series of The World Funds, Inc. (the “Company”), will be held at the offices of the Company, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 on December 12, 2012 at 10:00 a.m. Eastern Time.

At the Meeting, shareholders of record (“Shareholders”) will be asked to approve a new investment advisory agreement between the Company, on behalf of the Fund, and Toreador Research & Trading, LLC (“Toreador”), the Fund’s proposed investment adviser (a form of which is attached to the Proxy Statement as Exhibit A) and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by mail, by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Fund, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record at the close of business on November 9, 2012 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

By Order of the Board of Directors

John Pasco

John Pasco, III, Chairman

November 19, 2012

TOREADOR INTERNATIONAL FUND
a series of
THE WORLD FUNDS, INC.

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 527-9525

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 2012

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The World Funds, Inc. (the “Company”) for use at the special meeting of shareholders to be held on December 12, 2012 at 10:00 a.m. Eastern Time at the offices of the Company, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of the Toreador International Fund (the “Fund”) of record at the close of business on November 9, 2012 (“Shareholders”) are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about November 19, 2012.

Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of November 9, 2012, the Fund had the following common stock (“Shares”) outstanding and entitled to be voted.

Share Class	Shares Outstanding
Class A Shares	705,424.739
Class C Shares	41,225.374
Institutional Class Shares	38,576.547

As used in this proxy statement, the Company’s Board of Directors is referred to as the “Board,” and the term “Director” includes each director of the Company. A Director that is an interested person of the Company is referred to in this proxy statement as an “Interested Director.” A Director may be an interested person of the Company because he or she is affiliated with the Company’s proposed investment adviser, Toreador Research & Trading, LLC, the Company’s principal underwriter or any of their affiliates. Directors who are not interested persons of the Company are referred to in this proxy statement as “Independent Directors.”

GENERAL INFORMATION

The Board intends to bring before the Meeting the matter set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Fund or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at 1-800-527-9525.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Fund, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by the Fund. Such costs are estimated to be less than $15,000.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matter specified on the proxy card. A majority of the shares entitled to vote at the Meeting shall be a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

Required Vote

The approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities” of a mutual fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.

PROPOSAL – CONSIDERATION OF THE NEW INVESTMENT ADVISORY AGREEMENT

Background Information

Toreador Research & Trading, LLC (“Toreador”), the Fund’s proposed investment adviser, has served as investment adviser to the Toreador International Fund (the “Fund”) since August 2, 2012, pursuant to approval of an Interim Investment Advisory Agreement by the Board.

   The resignation of Third Millennium Investment Advisors, LLC

Due to the resignation (the “Resignation”) of Third Millennium Investment Advisors, LLC (“TMIA”) as the Fund’s investment advisor, effective August 2, 2012, the Company, on behalf of the Fund, entered into an Interim Investment Advisory Agreement with Toreador. The Interim Investment Advisory Agreement under which Toreador agreed to provide advisory services to the Fund at its cost until a new Investment Advisory Agreement (the “New Agreement”) with the Company on behalf of the Fund was approved by the Board and Fund shareholders. The New Agreement requires the approval of both the Board of Directors of the Company (the “Board”), which occurred at a meeting held on August 22-23, 2012, and the shareholders of the Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), TMIA’s resignation resulted in the automatic termination of TMIA’s old investment advisory agreement with the Fund under Section 15 of the 1940 Act.

Other than the change in the investment adviser, all other aspects of the relationship between the Fund and Fund Management are expected to remain unchanged. The following pages give you additional information about Toreador and this matter on which you are being asked to vote.

Termination of the Old Agreement

The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote whenever there is a change in an investment company’s investment adviser. Upon such a change, the investment advisory agreement between the former investment adviser and the investment company automatically terminates. Therefore, Toreador taking over as investment adviser to the Fund caused the Old Agreement, dated September 1, 2010 and last approved by shareholders in August, 2010, to terminate.

Description of the New Agreement

A form of the New Agreement is attached to this proxy statement as Exhibit A. There are no material differences between the New Agreement and the Old Agreement with the exception of a reduction in advisory fees. With respect to duration of the New Agreement, the New Agreement provides that, unless terminated as provided therein, the New Agreement shall continue for two years. Thereafter, the New Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually: (a) by the vote of a majority of the Directors, including a majority of those members of the Board who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; or (b) by vote of a majority of the outstanding voting securities of the Fund.

Pursuant to the New Agreement, Toreador will serve as the Fund’s investment adviser. Both the Old Agreement and the New Agreement require the investment adviser to:

•	Manage the investment and reinvestment of the Fund’s assets’

•	Continuously review, supervise and administer the investment program for the Fund;

•	Determine the securities or investment instruments to be purchased, sold, lent or otherwise traded;

•	Provide the Fund, and any other agent designated by the Fund, with records concerning the advisor’s activities which the Fund is required to maintain, and

•	Provide other reports reasonably requested by the Fund’s administrator or the Fund’s officers and the Board concerning the advisor’s discharge of the foregoing responsibilities.

Both the Old Agreement and the New Agreement also authorize the Fund’s investment adviser to select brokers and dealers to effect all portfolio transactions for the Fund and directs the Fund’s investment adviser to use its best efforts to obtain for the Fund the most favorable overall terms and best execution when placing any orders for the purchase or sale of securities for the Fund. Subject to policies and procedures approved by the Board and the requirements of Section 28(e) of the Securities Exchange Act of 1934, Toreador may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction if Toreador determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided.

Both the Old Agreement and the New Agreement obligate the Fund’s investment adviser to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the investment objective, policies and limitations set forth in the Fund’s prospectus and applicable laws and regulations. Under the terms of both the Old Agreement and the New Agreement, the Fund’s investment adviser will bear its costs of providing its services thereunder.

Information on Investment Advisory Fees

The New Agreement provides that the Fund will pay Toreador an advisory fee at the annual rate of 1.15% of the Fund’s average daily net assets. This level of compensation is a reduction from the level of compensation under the Old Agreement, which provided for an advisory fee at the annual rate of 1.75% of the Fund’s average daily net assets. For the most recent fiscal year ended August 31, 2012, under the Old Agreement the aggregate amount of the investment advisor’s fee was $346,083, or 1.75% of the Fund’s average daily net assets. Under the New Agreement the aggregate amount of the investment advisor’s fee would have been $227,396, or 1.15% of the Fund’s average daily net assets.

Information on Toreador

Toreador Research & Trading, LLC is a Delaware Limited Liability Corporation organized in June, 2006. It currently serves as the investment adviser for the Toreador Core Fund, a separate series of the Unified Series Trust, a mutual fund having net assets of $50 million as of April 30, 2012, (performance information for such Fund is available on its website at toreadorfunds.com ). Toreador is controlled by Rafael Resendes, Dan Obrycki and Paul Blinn. The principal office of Toreador Research & Trading, LLC is 7493 North Ingram, Suite 104, Fresno, California 93711. As of October 31, 2012 Toreador had approximately $44 million in assets under management.

Recommendation of Directors

Board Considerations Regarding the New Agreement. At its meeting held on August 22-23, 2012, the Board considered the approval of the New Agreement. The Board took into consideration that other than the change in the Adviser and advisor fee, all other aspects of the relationship between the Fund and Fund Management are expected to remain unchanged under the New Agreement. Representatives from Toreador, who were present at the meeting, assured the Board that there would be no reduction or other change in the nature or quality of the investment advisory services provided to the Fund under the New Agreement. Thus, given the fact that there were no material differences between the Old Agreement and New Agreement, other than the reduction of advisory fees, the Board undertook a similar review with respect to the New Agreement as they did for the Old Agreement.

Prior to the meeting on August 22-23, 2012, the Board requested and received written materials from the proposed Adviser regarding: (a) the nature, extent and quality of the services to be provided by Toreador; (b) the investment performance of the Fund and the New Adviser; (c) the costs of the services to be provided and profits to be realized by the New Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether the proposed fee level reflects these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from Toreador, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the proposed Adviser’s fee and other aspects of the New Agreement. Among other things, the representatives provided a brief overview of Toreador’s ownership and structure, reviewed Toreador’s investment strategy and philosophy, and discussed Toreador’s stock selection criteria and portfolio composition principles. The Board then discussed the written materials that the Board received before the meeting and the proposed Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the New Agreement in light of this information. In its deliberations, the

Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

The Independent Directors met in executive session to discuss the New Agreement. After conclusion of the executive session, the Board, including a majority of the Independent Directors, unanimously determined that it was in the best interests of the Fund and its shareholders to approve the New Agreement.

In determining whether to approve the New Agreement and to recommend its approval to shareholders, the Board, including a majority of the Independent Directors, considered the following factors in addition to all other information it deemed relevant, and drew the following conclusions:

Nature, Extent and Quality of Advisory and Other Services. In considering the nature, extent, and quality of the services provided by the Advisor, the Directors reviewed the responsibilities of the Advisor under the proposed Advisory Agreement. The Directors reviewed the services to be provided by the Advisor to the Fund including, without limitation: its process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; and its efforts to promote the Fund and grow its assets. The Board considered the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; and the Advisor’s compliance program, policies, and procedures. The Directors considered the Expense Limitation Agreement proposed for the Fund and the Advisor’s continued commitment to such Agreement for the duration of the Fund. After reviewing the foregoing information and further information in the written materials provided by the Advisor (including the Advisor’s compliance program and Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

Fund Performance and Investment Objective. The Board noted that while the Advisor did not have a performance record yet with the Fund, the Board could consider the general investment performance of the Advisor. In considering the investment performance of the Advisor, the Board considered information in the form of research papers which disclosed the principles behind the research done by Applied Finance Group, LLC (“AFG”) which is an affiliated entity of Toreador. The Board also considered the performance record of Toreador’s Large Cap Fund compared to its benchmark, the Russell 1000 Index. The Board reviewed data provided in the Board materials that showed during the first four and a half years the Large Cap Fund consistently equaled or out-performed the benchmark. The Board also noted that Toreador had indicated during its presentation on August 2, 2012 that overweighting in the financial sector had contributed to its underperformance in the most recent six months. After reviewing and discussing the Advisor’s experience managing a mutual fund, its research and methodology as presented in the materials provided and as discussed with representatives from the Advisor, and other relevant factors, the Board concluded, in light of the foregoing factors, that the investment performance of the Advisor was acceptable.

Costs of Advisory Services. In considering the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund, the Directors considered: (1) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor, including the relationship of the research group AFG to the Advisor and its related financial stability and commitment to the Advisor’s operations; (2) the current and projected asset levels of the Fund; and (3) the overall expenses of the Fund. The Directors also considered potential benefits for the Advisor in managing the Fund. The Directors reflected on their discussions with representatives of the Advisor regarding stability and financial flexibility. The Board compared the expected fees and expenses of the Fund (including the management fee) to other comparable mutual funds in terms of the type of fund, the style of investment management, the anticipated size of the Fund and the nature of the investment strategy and markets invested in, among other factors. The Board determined that the Fund’s anticipated expense ratio, in light of the proposed contractual Expense Limitation Agreement, and the management fees were generally comparable to those of similar mutual funds. Based on the foregoing, and on information obtained during the August 2, 2012 meeting, the Board concluded that the fees to be paid to the Advisor by the Fund and the profits to be realized by the Advisor, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

Economies of Scale. The Board considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Directors considered that while the management fee remained the same at all asset levels, the Fund’s shareholders would experience benefits from the Fund’s expense limitation arrangement. In addition, the Directors noted that the Fund’s shareholders would continue to benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor. In light of its ongoing consideration of the Fund’s asset and expense levels, expectations for growth in the Fund, and advisory fee levels, the Board determined that the Fund’s fee arrangement, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that terms of the New Agreement are fair and reasonable; (b) concluded that the proposed Adviser’s fee is reasonable in light of the services that the proposed Adviser would be providing to the Fund; and (c) agreed to approve the New Agreement.

Board Recommendation. Based upon its evaluation of all relevant factors, the Board of Directors, including all of the Independent Directors, concluded that the New Agreement was in the best interests of the Fund and its shareholders.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THIS PROPOSAL.

ADDITIONAL INFORMATION

Other Service Providers

Commonwealth Shareholder Services, Inc. (“CSS”) serves as the Fund’s administrator. Fund Services, Inc. (“FSI”) serves as the Fund’s transfer agent. First Dominion Capital Corp. (“FDCC”) serves as the Fund’s distributor and principal underwriter. CSS, FSI and FDCC are located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Payment of Expenses

The Fund will pay the expenses of the preparation, printing and mailing of this proxy statement (and its enclosures) and of all related solicitations.

Beneficial Ownership of Shares

The following table contains information about the beneficial ownership by shareholders of 5% or more of the Fund’s outstanding shares as of November 9, 2012. On that date, the existing directors and officers of the Fund, together as a group, “beneficially owned” less than 1% of the Fund’s outstanding shares.

		Percentage
Name and Address of Shareholder	Number of Shares	of Shares Owned
Class A Shares:
Charles Schwab
101 Montgomery Street
San Francisco, CA 94104-4175	335,441.638	47.55%

TD Ameritrade, Inc.
FBO Our Clients
PO Box 2226
Omaha, NE 68103-2226	106,986.863	15.17%

Class C Shares:
Charles Schwab
101 Montgomery Street
San Francisco, CA 94104-4175	2,453.600	5.95%

James Wang
86038 Meadowridge Ct
Yulee, FL 32097	2,329.472	5.65%

Marvin T. Koppang
Ruth Koppang JT TEN
PO Box 504
Crosby, ND 58730-0504	2,101.969	5.10%

Class I Shares:
Pershing LLC
PO Box 2052
Jersey City, NJ 07303-9998	19,955.192	51.73%

NFS LLC
48 Wall St, Fl 30
New York, NY 10005-2915	13,529.431	35.07%

NFS LLC
9025 Wildberry Ct.
Boonsboro, MD 21713	2,468.460	6.40%

The term “beneficial ownership” is as defined under Rule 16a-1(a)(2) under the Securities Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the Fund by the existing Directors and Officers of the Fund, and/or on the records of the Fund’s transfer agent.

Annual and Semi-Annual Reports to Shareholders

For a free copy of the Fund’s annual report for the fiscal year ended August 31, 2012, shareholders of the Fund may call toll free (800) 527-9525 or write to the Fund at Toreador International Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or send a request by email to: info@ccofva.com.

Submission of Shareholder Proposals

The Company is organized as a Maryland corporation. As such, the Company is not required to, and does not, have annual meetings. Nonetheless, the Board of Directors may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Articles of Incorporation and By-Laws of the Company. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Company for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

Abstentions and “broker non-votes” will not be counted for or against the Proposal but will be counted for purposes of determining whether a quorum is present. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners.

No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

Adjournment

In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time the meeting is scheduled, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote in favor of adjournments with respect to a Proposal those proxies that they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

By Order of the Directors,
John Pasco, III, Chairman

Dated: November 19, 2012

Exhibit A

THE WORLD FUNDS, INC.

FORM OF INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement (the “Agreement”) dated this of ____ day of ____________, 2012 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the “Fund”), and TOREADOR RESEARCH & TRADING, LLC, a Delaware Limited Liability Company (the “Advisor”) a registered investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of several series of shares, each having its own investment policies; and;

WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund’s Board of Directors, and the Advisor is willing to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1.        Appointment. The Fund hereby appoints the Advisor to act as the adviser to the TOREADOR INTERNATIONAL FUND a series of the Fund (the “Portfolio”) for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.       Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the “Administrator”) with records concerning the Advisor’s activities which the Fund is required to maintain, and to render regular reports to the Fund’s Officers and Board of Directors and to the Administrator concerning the Advisor’s discharge of the foregoing responsibilities.

The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund’s Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Fund will instruct each of its agents and contractors to co-operate in the conduct of the business of the Portfolio.

The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

3.       Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio’s transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio’s Prospectus and Statement of Additional Information. The Advisor will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio’s Prospectus and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

4.       Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Portfolio shall pay to the Advisor, and the Advisor will accept as full compensation a fee, accrued daily and payable as accrued, at an annual rate of 1.15% .

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.       Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

a)	Taxes;

b)	Brokerage fees and commissions with regard to portfolio transactions;

c)	Interest charges, fees and expenses of the custodian of the securities;

d)	Fees and expenses of the Fund’s transfer agent and the Administrator;

e)	Its proportionate share of auditing and legal expenses;

f)	Its proportionate share of the cost of maintenance of corporate existence;

g)	Its proportionate share of compensation of directors of the Fund who is not interested persons of the Advisor as that Term is defined by law;

h)	Its proportionate share of the costs of corporate meetings;

i)	Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

j)	Costs of printing and mailing Prospectuses for the Portfolio’s Shares, reports and notices to existing shareholders;

k)	The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

l)	Costs of recordkeeping (other than investment records required to be Maintained by the Advisor), and daily pricing;

m)	Distribution expenses in accordance with any Distribution Plan as and If approved by the shareholders of the Portfolio; and

n)	Expenses and taxes incident to the failure of the Portfolio to Qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses And/or taxes arise from the negligence of another party.

6.       Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

7.       Status of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

8.       Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

9.       Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

10.       Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund’s Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

11.       License of Advisor’s Name. The Advisor hereby authorizes the Fund to use the name “Toreador International Fund” for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name “Toreador International Fund” or any derivation thereof unless the Advisor waives this requirement in writing.

12.       Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund’s Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

13.       Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act).

14.       Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

a)	To the Fund at:	8730 Stony Point Pkwy, Suite 205
Richmond, Virginia 23235

b)	To the Advisor at:	7493 North Ingram, Suite 104
Fresno, California 93711

15.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

16.       Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

17.       This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

TOREADOR RESEARCH & TRADING, LLC

BY:

THE WORLD FUNDS, INC.

BY:
John Pasco, III
Chairman

TOREADOR INTERNATIONAL FUND
a series of
THE WORLD FUNDS, INC.

FORM OF PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS,
TO BE HELD ON DECEMBER 12, 2012

The undersigned, revoking previous proxies with respect to the units of beneficial interest in the name of undersigned (the “Shares”), hereby appoints Lauren Jones and Karen Shupe as proxies, each with full power of substitution, to vote all of the Shares at the Special Meeting of Shareholders of the Toreador International Fund (the “Fund”), a series of The World Funds, Inc. (the “Company”) to be held at the offices of the Company’s administrator, Commonwealth Shareholder Services, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, at 10:00 am, Eastern Time, on December 12, 2012, and any adjournments or postponements thereof (the “Meeting”); and the undersigned hereby instructs said proxies to vote:

Proposal	To approve a new investment advisory agreement between the Company, on behalf of the Fund, and Toreador Research & Trading, LLC.

For	Against	Abstain

This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing Proposal and any proposed adjournments of the Meeting and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, Directors or guardians should indicate the full title and capacity in which they are signing.

Dated: , 2012

Signature of Shareholder

Signature (Joint owners)

Printed Name of Shareholder(s)

Printed Name of Shareholder(s)

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.